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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                PXRE Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                December 30, 1998
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)

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        Delaware                     0-15428                 06-1183996
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   (State or other juris-          (Commission          (I.R.S. Employer
diction of incorporation)           File Number)        Identification No.)
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             399 Thornall Street, Fourteenth Floor, Edison, NJ 08837
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (732) 906-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5.        Other Events.

               In December 1998 PXRE Corporation ("PXRE") entered into a Credit Agreement dated as of December 30, 1998 (the "Credit Agreement") with First Union National Bank ("First Union") as Agent and as a Lender, pursuant to which First Union and additional Lenders which may become parties thereto agree to make available to PXRE a revolving credit facility. As at December 31, 1998, PXRE had outstanding borrowings under the Credit Agreement of $50,000,000, the net proceeds of which were contributed to the capital of PXRE's wholly-owned subsidiary PXRE Reinsurance Company ("PXRE Reinsurance"). Loans under the Credit Agreement bear interest at an annual rate equal to First Union's base rate, as in effect from time to time, for base rate loans or at an annual rate equal to
 .875% over First Union's Eurodollar rate for periods of 30, 60, 90 or 180 days for LIBOR loans. In connection with the Credit Agreement, PXRE and First Union entered into an interest rate swap which, effective December 31, 1998, has the intended effect of converting such variable rate borrowings by PXRE into a fixed rate borrowing at an annual interest rate of 6.215%. Commitments under the Credit Agreement terminate on March 31, 2005 and are subject to annual reductions of 13 1/3% commencing March 31, 2000 and 33 1/3% on March 31, 2005, and, unless due or paid sooner, the aggregate principal of the loans are due and payable in full on March 31, 2005.

               The Credit Agreement contains covenants which, among other things, limit the ability of PXRE and its subsidiaries (including PXRE Reinsurance, Transnational Insurance Company and PXRE Limited): (a) to incur additional Indebtedness (other than certain permitted Indebtedness); (b) to create Liens upon their properties or assets (other than Permitted Liens); (c) to sell, transfer or otherwise dispose of their assets, business or properties (other than certain permitted dispositions); (d) to make additional Investments (other than certain permitted Investments, including Permitted Acquisitions and other Investments in compliance with, among other things, applicable law and the limitations set forth in the investment policy of PXRE Reinsurance in effect on December 30, 1998 and not exceeding specified limits); (e) to pay dividends or repurchase stock if after giving effect thereto a Default or Event of Default exists or the Fixed Charge Coverage Ratio would be less than 1.5 to 1.0; (f) to enter into certain transactions with Affiliates; (g) to engage in any business other than (1) the businesses engaged in on December 30, 1998 and businesses and activities reasonably related thereto or (2) in the case of any Insurance Subsidiary, the sale of any property and casualty insurance or reinsurance products; (h) to enter into or remain a party to certain ceded reinsurance agreements (1) with certain reinsurers that are neither rated "A-" or better by
A. M. Best & Company ("A. M. Best") nor have financial strength ratings of "A-" or better by Standard & Poor's or Moody's unless such reinsurers are Lloyd's syndicates and Lloyd's maintains a rating of "A-" or better by A. M. Best or Standard & Poor's or such reinsurers have provided appropriate collateral in respect of their obligations, or (2) which constitute Surplus Relief Reinsurance Agreements and which increase Combined Statutory Capital and Surplus by more than 5% as of the most recent fiscal year end; or (i) to consolidate, merge or otherwise combine (or agree to do any of the foregoing) unless, among other things, (1) PXRE is the surviving entity in such merger or consolidation, (2) such merger or consolidation constitutes a Permitted Acquisition and the conditions and

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requirements of the Credit Agreement are complied with and (3) immediately thereafter no Default or Event of Default exists. The Credit Agreement also requires PXRE and PXRE Reinsurance where applicable to meet Leverage Ratio, Fixed Charge Coverage Ratio, Risk-Based Capital Ratio and Combined Statutory Surplus requirements. As at December 31, 1998 PXRE was in compliance with the covenants contained in the Credit Agreement.

               The Credit Agreement enumerates various Events of Default, including if: (1) any Person or group becomes the "beneficial owner" of securities of PXRE representing 20% or more of the combined voting power of the then outstanding securities of PXRE ordinarily having the right to vote in the election of directors; or (2) the Board of Directors of PXRE ceases to consist of a majority of the individuals who constituted the Board as of December 30, 1998 or who subsequently become members after having been nominated, or otherwise approved in writing, by at least a majority of individuals who constituted the Board as of December 30, 1998 (or their approved replacements). A copy of the Credit Agreement is attached hereto as Exhibit 4.8 and is incorporated herein by reference.


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Item 7.        Financial Statements and Exhibits.
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               (c)  Exhibits.
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               Number               Exhibit
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
                4.8                 Credit Agreement dated as of December 30,
                                    1998 among PXRE Corporation, the banks and
                                    financial institutions listed on the
                                    signature pages thereto or that subsequently
                                    become parties thereto (collectively, the
                                    "Lenders") and First Union National Bank
                                    ("First Union") as agent for the Lenders
                                    (attached hereto as Exhibit 4.8).
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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PXRE CORPORATION




Dated:  January 8, 1999          By:    /s/ Sanford M. Kimmel
                                      ---------------------------------------
                                        Sanford M. Kimmel
                                        Its Senior Vice President, Treasurer
                                        and Chief Financial Officer



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                                  EXHIBIT INDEX


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Exhibit No.                  Exhibit                                                   Page
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
 4.8                         Credit Agreement dated as of December 30, 1998
                             among PXRE Corporation, the banks and financial
                             institutions listed on the signature pages thereto
                             or that subsequently become parties thereto
                             (collectively, the "Lenders") and First Union
                             National Bank ("First Union") as agent for the
                             Lenders (attached hereto as Exhibit 4.8).
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